EXHIBIT 10.38



                          PLEDGE AND SECURITY AGREEMENT

         This Pledge and Security Agreement (the "Agreement"), is made as of the ____ day of May, 2001 by and among GLOBALTRON CORPORATION, a Florida corporation (the "Buyer") and the Sellers listed on the signature page of this Agreement (each a "Seller" and collectively, the "Sellers").

         WHEREAS, the Sellers and the Buyer have entered on the date hereof into a Purchase Agreement, dated May 15, 2001 (the "Purchase Agreement") pursuant to which the Sellers are selling to the Buyer the Common Stock in exchange for the sale and transfer by Buyer of the Globaltron Shares; and

         WHEREAS, pursuant to the Purchase Agreement, the Sellers have indemnification obligations to the Buyer (the "Obligations"); and

         WHEREAS, each Seller has agreed to pledge to Buyer the number of Globaltron Shares set forth opposite such Seller's name on Schedule A hereto (the "Pledged Shares"), as a security for the Obligations; and

         WHEREAS, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, the parties hereto agree as follows:

1.       Creation of Security Interest.
         ------------------------------

         As security for the Obligations, the Sellers hereby pledge and hereby grant to the Buyer a first lien and security interest in the Pledged Shares. Concurrently with the execution of this Agreement, the Sellers are delivering to Proskauer Rose LLP, with address at 1585 Broadway, New York, NY 10036 (the "Escrow Agent"), as holder of the Pledged Shares, (i) all stock certificates representing the Pledged Shares and (ii) duly endorsed irrevocable stock powers in blank therefor to be exercised only upon the determination of a Default, as hereinafter defined.

2.       Stock Dividends and Adjustments; Voting Rights.
         -----------------------------------------------

         If, during the term of this Agreement, any reclassification of shares, stock split, readjustment, exchange, substitution, warrant, option or right to acquire additional securities, is effected or issued with respect to the Pledged Shares or any part thereof, all shares or securities that the Sellers shall become entitled to receive as a result thereof promptly shall be delivered to the Escrow Agent and they shall constitute Pledged Shares. So long as a Default (as hereinafter defined) shall not have occurred and be continuing, the Sellers shall be entitled to receive all cash dividends payable with respect to, and to exercise all rights to vote, the Pledged Shares. Upon the occurrence and during the continuance of a Default, the Escrow Agent shall receive all such dividends and neither party shall be entitled to exercise such voting rights.

3.       Pledge Absolute.
         ----------------

         The liability of the Sellers and the Buyer under this Agreement shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Purchase Agreement; and (ii) any circumstance which might otherwise constitute a defense available to, or a discharge of, the Sellers or the Buyer, as applicable.

4.       Seller Representative.
         ----------------------

         Unless otherwise specified herein, the Sellers shall act through a person designated by Sellers (the "Sellers Representative") and the acts of the Sellers Representative shall be binding upon the Sellers to the same extent as if they committed or effectuated such acts. The Sellers Representative shall initially be Mr. Dario Echeverry. The Sellers may change the Sellers Representative by providing the Buyer and the Escrow Agent with written notice signed by the holders of a majority or more of the Pledged Shares.

5.       Assurances.
         -----------

         The Sellers and the Buyer shall at the request of the other execute and deliver all such further assignments and other documents and take all such further action as the parties may reasonably request in order to effect the purposes and provisions of this Agreement including to perfect, continue, better assure or confirm the rights of the Buyer in the Pledged Shares provided for hereunder.

6.       Default; Remedies.
         ------------------

         (a) In the event that, at any time, Buyer shall, reasonably and in good faith, determine that a Default (as defined in subparagraph (b) hereof) by the Sellers exists, Buyer shall cause the Escrow Agent to deliver to each of the Sellers a written notice (the "Default Notice"), which Default Notice shall specify, in detail, (i) the alleged Default and (ii) if the claim of Buyer is for a fixed and ascertainable amount only, the aggregate amount of such indemnification obligation (after taking into account any deductible) together with any estimate for fees and costs related to such claim (the "Indemnity Amount"). If the actual damages are determined to be greater than the fixed and ascertainable amount or if the costs and expenses are greater than estimated, the Buyer shall not be limited in its remedies to what is set forth in the Default Notice. The Sellers Representative shall have a period of fifteen (15) business days following the provision of the Default Notice within which to deliver to Buyer a written notice (the "Response Notice"), which Response Notice shall advise Buyer (a) that the Sellers agree with the alleged Default and, if the claim of Buyer is for a fixed and ascertainable amount, with the Indemnity Amount set forth in the Default Notice, or (b) that the Sellers do not agree with the alleged Default or, if the claim of Buyer is for a fixed and ascertainable amount, with the Indemnity Amount set forth in the Default Notice. If (i) the Sellers shall advise the Buyer, in the Response Notice, that they agree with the alleged Default and the Indemnity Amount set forth in the Default Notice or (ii) if the Sellers Representative fails to send to Buyer a Response Notice, within the fifteen-days period described above, then no dispute shall exist and the Escrow Agent shall proceed, if so instructed by Buyer ("Buyer Instruction"), to deliver to Buyer an aggregate number of Pledged Shares equal to the Indemnity Amount divided by the "Share Value" on the date of the Buyer Instruction. The Share Value shall mean the greater of (i) $2.00 per share and (ii) the average of the final trading price of a share of Buyer's common stock during the 30-days period preceding the date of the Buyer Instruction. If, on the other hand, the Sellers Representative shall advise the Buyer in the Response Notice that the Sellers do not agree with the alleged Default or, if the claim of Buyer is for a fixed and ascertainable amount, with the Indemnity Amount set forth in the Default Notice (specifying in detail Sellers' disagreement), a dispute (the "Dispute") shall be deemed to exist between the Buyer and the Sellers. The Buyer and the Seller Representative shall endeavor in good faith to resolve the Dispute by direct consultation and negotiation with each other. In the event Buyer and Sellers Representative are unable to resolve the Dispute within ten (10) business days after the provision to the Buyer of the Response Notice, the Dispute shall be resolved by a court as provided in Section 9 (a) hereof. From and after that point in time that a Dispute shall be deemed to exist, if any cash or stock dividend, reclassification of shares, stock split, readjustment, exchange, substitution, warrant, option or right to acquire additional securities is effected or issued with respect to the Pledged Shares, all shares or securities that the Sellers shall become entitled to receive as a result thereof shall promptly be delivered to the Escrow Agent and shall constitute Pledged Shares to be held until the Dispute is resolved as provided herein (together with appropriate instruments of transfer duly endorsed in blank).

If, in accordance with the terms and provisions of Section 10 (a) hereof, such a court enters a final judgment determining indemnification proceeds, or any other proceeds related thereto, to be paid to the Buyer by the Sellers, the Buyer, in addition to any other remedies available at law, shall be entitled to exercise all of the rights and remedies with respect to the Pledged Shares of a secured party under the Uniform Commercial Code or any other applicable law.

         (b) For purposes of this Agreement, a default ("Default") shall be deemed to have occurred hereunder if (i) the Sellers are obligated to indemnify the Buyer pursuant to Section 7.1 of the Purchase Agreement, subject to the provisions of Section 7.2 thereof; and (ii) the Sellers sell, assign, transfer or otherwise dispose of, or grant a lien on or security interest in or option or right with respect to, or otherwise encumber the Pledged Shares or any part thereof or any interest therein.

7.       Rights, Duties and Immunities of the Escrow Agent.
         --------------------------------------------------

         (a) Acceptance by the Escrow Agent of its duties under this Agreement is subject to the following terms and conditions, which all parties to this Agreement hereby agree shall govern and control the rights, duties and immunities of the Escrow Agent:

                  (i) The duties and obligations of the Escrow Agent are purely ministerial in nature and are determined solely by the express provisions of this Agreement. The Escrow Agent shall not be deemed to have any knowledge of or responsibility for the terms of any other agreement, including the Purchase Agreement, and the Escrow Agent shall not be required to construe any agreement or document in connection herewith.

                  (ii) The Escrow Agent shall not be responsible in any manner whatsoever for any failure or inability of the parties to this Agreement, or of anyone else, to honor any of the provisions of this Agreement.

                  (iii) The parties hereto will reimburse and indemnify the Escrow Agent for, and hold it harmless against, any loss, liability, damage or expense, including but not limited to counsel fees and expenses arising out of or in connection with its acceptance of, or the performance of its duties and obligations under, this Agreement, except for losses, liabilities, damages and expenses caused by the willful misconduct or gross negligence of the Escrow Agent. The Buyer shall be responsible for 50% of the reimbursement and indemnification obligations under this Section 7(a)(iii) and the Sellers, jointly and severally, shall be responsible for 50% of the reimbursement obligations under this Section 7(a)(iii). In no event will the Escrow Agent be liable for any loss of asset value, consequential, indirect or special damages.

                  (iv) The Escrow Agent may act in reliance upon any signature believed by it to be genuine and may assume that any person who has been designated by the buyer or the Sellers to give written instructions, notice of receipt or make any statements in connection with the provisions hereof is authorized to do so. The Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instruments or any signatures on any statements or instructions. The Buyer and the Sellers agree that, for the purposes of this Agreement, the names and true signatures of each individual authorized to act on behalf of each of them will be set forth on a separate writing as drafted by the parties if either of them elects to have another person or entity to act on their behalf. Subject to the provisions of this Agreement, in the event that the Escrow Agent is uncertain as to its duties or the manner in which any of its duties shall be performed, the Escrow Agent shall notify the Buyer and the Sellers, and the Escrow Agent need not take any action or perform any act until the uncertainty is resolved to the satisfaction of the Escrow Agent.

                  (v) The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, or for anything which it may do or refrain from doing in connection herewith, except its own willful misconduct or gross negligence.

                  (vi) The Escrow Agent may seek the advice of such legal counsel as it deems necessary in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in accordance with the opinion of such counsel.

                  (vii) The Escrow Agent makes no representation as to the validity, value, genuineness or collectibility of any security, document or instrument held by or delivered to it.

                  (viii) Sellers expressly agree that the Escrow Agent shall not be precluded from or restricted in any manner whatsoever from representing the Buyer or otherwise acting as attorneys for the Buyer in any matter, including without limitation any court proceeding or other matter related to the Purchase Agreement or this Agreement, whether or not there is a dispute between the Buyer and the Sellers with respect thereto.

         (b) If the Escrow Agent has any doubts as to whether or not it should release the Pledged Shares, the Escrow Agent may, at the Escrow Agent's option, deposit the Stock with the clerk of the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, County of New York upon commencement of an action in the nature of an interpleader and the Escrow Agent shall thereupon be released and discharged from any and all further obligations arising in connection with this Agreement.

         (c) The parties agree that in the event that the Escrow Agent becomes unable to perform its duties under this Agreement, Buyer, with prior written notice to the Sellers, shall designate a new Escrow Agent (who must be an attorney or law firm licensed to practice in the States of New York or Florida, or a financial entity licensed as a commercial bank under the laws of New York or Florida or by authority of the Federal Reserve System) to perform the obligations under this Agreement.

8.       Termination; Distribution of Pledged Shares.
         --------------------------------------------

         (a) The security interest and assignment created and granted hereunder shall terminate 12 months after the Closing Date; provided, however, that in the event that a Dispute(s) exists, this Agreement shall remain in effect until the resolution of such Dispute(s).

         (b) If no Dispute exists as of 12 months after the date hereof, then the Pledged Shares, stock powers and other instruments related thereto shall be returned to the Sellers, the security interest in the Pledged Shares shall terminate and all obligations of the Escrow Agent, Sellers and the Buyer under this Agreement shall terminate.

         (c) If a Dispute exists as of 12 months after the Closing Date and the claim of the Buyer shall be for a fixed and determinable amount only, the Pledged Shares other than the Disputed Shares (as hereinafter defined), together with the stock powers and other instruments related thereto shall be returned to Sellers and the security interest in such shares shall terminate. The Disputed Shares held shall be held by the Escrow Agent hereunder until resolution of the Dispute. For purposes of this Agreement, the Disputed Shares shall mean the number of Pledged Shares resulting from dividing the fixed and determinable claim for indemnification of Buyer together with any Buyer's reasonable estimate for fees and costs related to such claim by the Disputed Share Value (as herein defined), such calculation to be made on the one year anniversary from the Closing Date.

         (d) If a Dispute exists as of 12 months after the Closing Date and the claim of the Buyer shall not be for a fixed and determinable amount, then all of the Pledged Shares shall be held by the Escrow Agent hereunder until resolution of the Dispute.

         (e) A Dispute shall be resolved upon the earlier of (a) an agreement, duly executed between Buyer and each of the Sellers specifying the resolution of such Dispute or (b) by final court order in accordance with Section 10(a). For purposes of determining the number of Pledged Shares that will be transferred to Buyer in connection with the resolution of a Dispute, the value of each share shall be the Disputed Share Value, which is herein defined as the greater of
(i)$2,00 per share and (ii) the average of the final trading price of a share of Buyer's common Stock during the 30-days period preceding the one year anniversary of the Closing Date.

9.       Notices.
         --------

         All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given (x) on the date of delivery, if delivered personally or by telecopier, receipt confirmed, (y) on the second following business day, if delivered by a recognized overnight courier service, or (z) seven days after mailing, if sent by registered or certified mail, return receipt requested, postage prepaid, in each case, to the party to whom it is directed at the following address (or at such other address as any party hereto shall hereafter specify by notice in writing to the other parties hereto):

         (i)      If to the Buyer, to it at the following address:

                  Globaltron Corporation
                  100 North Biscayne Blvd., Suite 2500
                  Florida, FL 33132
                  Tel:    (305) 371-3300
                  Fax:   (305) 371-4686
                  Attention:  Chief Financial Officer

                  with a copy to:

                  Proskauer Rose LLP
                  1585 Broadway
                  New York, NY 10036
                  Tel:   (212) 969-3000

                  Fax:  (212) 969-2900
                  Attention:  Oliverio Lew, Esq.

         (ii) If to any Sellers or the Escrow Agent, to it at the address set forth below its name on the signature page hereto.

10.      Miscellaneous.
         --------------

         (a) This Agreement shall be governed by and construed and enforced in accordance with, the laws of the State of Florida, without regard to conflicts of law principles. Any disputes with respect to the interpretation of this Agreement or the rights and obligations of the parties hereto shall be exclusively brought in the U.S. District Court for the Southern District of Florida or, if such Court lacks subject matter jurisdiction, in the court of general jurisdiction in Dade County, Miami, Florida. Each of the parties waives any right to object to the jurisdiction or venue of either of such Courts or to claim that such Courts are an inconvenient forum.

         (b) If any term or provision of this Agreement shall, for any reason, be held to be illegal, invalid or unenforceable under the laws of any Governmental Authority to which this Agreement is subject, the term or provision shall be deemed severed from this Agreement, and the remaining terms and provisions shall be enforceable, to the fullest extent, permitted by law.

         (c) This Agreement shall inure to the benefit of and shall be binding upon the respective successors, assigns and legal representatives of the parties hereto.

         (d) Captions used herein are inserted for reference purposes only and shall not affect the interpretation or meaning of this Agreement.

         (e) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         (f) This Agreement may not be changed, modified or, except as provided in Section 5 hereof, terminated, in whole or in part, except by a written instrument signed by the party against whom any such change, modification or termination is sought to be enforced.

         (g) If the Buyer and the Sellers are involved in a dispute arising under this Agreement, then the prevailing party in such dispute shall be entitled to recover from the losing party all costs in connection with such dispute, including without limitation attorney's fees, expenses and costs reasonably incurred in connection with litigation or other costs arising in connection with the enforcement of this Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                  THE BUYER:

                                  GLOBALTRON CORPORATION
                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  SELLERS:

                                  WHITMER LIMITED.

                                  By:
                                      ------------------------------------------
                                        Name:
                                        Title:


                                  Address: 100 North Biscayne Blvd., Suite 2500
                                           Florida, FL 33132
                                           Tel: (305) 371-3300
                                           Fax: (305) 371-4686


                                  With a copy to:
                                           Aleman, Cordero, Galindo & Lee Trust
                                           (Panama) S.A.
                                           2nd Floor, Swiss Bank Building
                                           East 53rd Street, Marbella
                                           P.O. Box 6-1014 El Dorado
                                           Panama City, Republic of Panama
                                           Fax: (507) 269-2620
                                           Attention: Arturo Gerbaud

                                  GARLON OVERSEAS, S.A..
                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  Address: 100 North Biscayne Blvd., Suite 2500
                                           Florida, FL 33132
                                           Tel: (305) 371-3300
                                           Fax: (305) 371-4686


                                   With a copy to:
                                           Aleman, Cordero, Galindo & Lee Trust
                                           (Panama) S.A.
                                           2nd Floor, Swiss Bank Building
                                           East 53rd Street, Marbella
                                           P.O. Box 6-1014 El Dorado
                                           Panama City, Republic of Panama
                                           Fax: (507) 269-2620
                                           Attention: Arturo Gerbaud


                                  NERCOL INVESTMENTS, S.A..
                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  Address: 100 North Biscayne Blvd., Suite 2500
                                           Florida, FL 33132
                                           Tel: (305) 371-3300
                                           Fax: (305) 371-4686


                                   With a copy to:

                                           Aleman, Cordero, Galindo & Lee Trust

                                           (Panama) S.A.
                                           2nd Floor, Swiss Bank Building
                                           East 53rd Street, Marbella
                                           P.O. Box 6-1014 El Dorado
                                           Panama City, Republic of Panama
                                           Fax: (507) 269-2620
                                           Attention: Arturo Gerbaud


                                  BRISCORD TRADING, S.A..
                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  Address: 100 North Biscayne Blvd., Suite 2500
                                           Florida, FL 33132
                                           Tel: (305) 371-3300
                                           Fax: (305) 371-4686


                                   With a copy to:

                                           Aleman, Cordero, Galindo & Lee Trust
                                           (Panama) S.A.
                                           2nd Floor, Swiss Bank Building
                                           East 53rd Street, Marbella
                                           P.O. Box 6-1014 El Dorado
                                           Panama City, Republic of Panama
                                           Fax: (507) 269-2620
                                           Attention: Arturo Gerbaud


                                  TRENSOR INVETMENTS, S.A.
                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  Address: 100 North Biscayne Blvd., Suite 2500
                                           Florida, FL 33132

                                           Tel: (305) 371-3300
                                           Fax: (305) 371-4686


                                   With a copy to:
                                           Aleman, Cordero, Galindo & Lee Trust
                                           (Panama) S.A.
                                           2nd Floor, Swiss Bank Building
                                           East 53rd Street, Marbella
                                           P.O. Box 6-1014 El Dorado
                                           Panama City, Republic of Panama
                                           Fax: (507) 269-2620
                                           Attention: Arturo Gerbaud


                                  BONING INTERNATIONAL, S.A..
                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  Address: 100 North Biscayne Blvd., Suite 2500
                                           Florida, FL 33132
                                           Tel: (305) 371-3300
                                           Fax: (305) 371-4686


                                   With a copy to:

                                           Aleman, Cordero, Galindo & Lee Trust
                                           (Panama) S.A.
                                           2nd Floor, Swiss Bank Building
                                           East 53rd Street, Marbella
                                           P.O. Box 6-1014 El Dorado
                                           Panama City, Republic of Panama
                                           Fax: (507) 269-2620
                                           Attention: Arturo Gerbaud

                                  SANDBAY INC.
                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  Address: 100 North Biscayne Blvd., Suite 2500
                                           Florida, FL 33132
                                           Tel: (305) 371-3300
                                           Fax: (305) 371-4686


                                   With a copy to:

                                           Loeb Block & Partners LLP
                                           505 Park Avenue
                                           New York, NY 10022
                                           Fax: (212) 755-1777
                                           Attention: Herb Selzer, Esq.


                                  HEBRON LIMITED (BVI)
                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  Address: 100 North Biscayne Blvd., Suite 2500
                                           Florida, FL 33132
                                           Tel: (305) 371-3300
                                           Fax: (305) 371-4686

                                   With a copy to:

                                           Loeb Block & Partners LLP
                                           505 Park Avenue
                                           New York, NY 10022
                                           Fax: (212) 755-1777
                                           Attention: Herb Selzer, Esq.


                                  OCEAN SPRAY INVESTMENTS S.A.
                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  Address: 100 North Biscayne Blvd., Suite 2500
                                           Florida, FL 33132
                                           Tel: (305) 371-3300
                                           Fax: (305) 371-4686


                                   With a copy to:

                                           Loeb Block & Partners LLP
                                           505 Park Avenue
                                           New York, NY 10022
                                           Fax: (212) 755-1777
                                           Attention: Herb Selzer, Esq.


                                  ESCROW AGENT:
                                  PROSKAUER ROSE LLP
                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  Address: 1585 Broadway
                                           New York, NY 10036
                                           Attention: David W. Sloan
                                           Fax: (212) 969.2900

                                                                      Schedule A

Seller                          Aggregate number of Globaltron Shares pledged to
------                          ------------------------------------------------
                                              the Buyer Closing
                                              -----------------
Whitmer Limited                                    5,745,600
Garlon Overseas, S.A.                                216,000
Nercol Investments, S.A.                             216,000
Briscord Trading, S.A.                               216,000
Trensor Investments, S.A.                            216,000
Boning International, S.A.                           216,000
Sandbay Inc.                                          72,000
Hebron Limited (BVI)                                  57,600
Ocean Spray Investments S.A.                         244,800


Total                                              7,200,000